Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of March 9, 2006, among LENNAR CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Borrower”), the lenders that are identified on the signature pages hereto (hereinafter collectively referred to as the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and Administrative Agent are parties to that certain Credit Agreement dated as of June 17, 2005 (the “Credit Agreement”);

WHEREAS, the parties hereto desire to amend the Credit Agreement for the purposes set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

AGREEMENT

1. Use of Proceeds. Without limitation of the provisions of Section 6.10 of the Credit Agreement, the proceeds of Advances may be used to repay maturing commercial paper issued by the Borrower.

2. Amendment of Conditions Precedent. Section 5.02(a)(ii) of the Credit Agreement is hereby amended by adding at the end thereof the following clause:

and provided, further, that the representation and warranty contained in the first sentence of Section 4.04 shall not be required to be true and correct as of the Borrowing Date for an Advance of which the proceeds are used solely to repay maturing commercial paper issued by the Borrower;

3. Ratification. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding on all the parties hereto.

IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

Borrower:

LENNAR CORPORATION

By:	/s/ Bruce E. Gross
Name:	Bruce E. Gross
Title:	Vice President and Chief Financial Officer

Lenders:

JPMORGAN CHASE BANK, N.A.,

As Lender and Administrative Agent

AMSOUTH BANK

BANK OF AMERICA, N.A.

BANK OF COMMUNICATIONS, NEW YORK BRANCH

BANKUNITED, FSB

BARCLAYS BANK PLC

BNP PARIBAS

CALYON NEW YORK BRANCH

CATHAY UNITED BANK LTD.

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY

CHINATRUST COMMERCIAL BANK, NEW YORK BRANCH

CITICORP NORTH AMERICA, INC.

CITY NATIONAL BANK, a national banking association

COMERICA BANK

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

COMPASS BANK

DEUTSCHE BANK TRUST COMPANY AMERICAS

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

FIFTH THIRD BANK

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

GUARANTY BANK

HSBC BANK USA, N.A.

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY

THE INTERNATIONAL COMMERCIAL BANK OF CHINA, NEW YORK AGENCY

ISRAEL DISCOUNT BANK OF NEW YORK

LASALLE BANK NATIONAL ASSOCIATION

LLOYDS TSB BANK plc

MANUFACTURERS AND TRADERS TRUST COMPANY

MIZUHO CORPORATE BANK, LTD.

THE NORINCHUKIN BANK, NEW YORK BRANCH

PNC BANK, NATIONAL ASSOCIATION

RBC CENTURA BANK, a North Carolina corporation

REGIONS BANK

THE ROYAL BANK OF SCOTLAND plc

SUMITOMO MITSUI BANKING CORP

SUNTRUST BANK

U.S. BANK NATIONAL ASSOCIATION

WACHOVIA BANK, NATIONAL ASSOCIATION

WASHINGTON MUTUAL BANK, FA

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